Week of 10/7/96
                                HIGHEST YIELDING

                 The U.S. Government Securities Savings Fund was
                   ranked #1 for the past 5 years by Lipper.

The U.S.  Government  Securities  Savings Fund is consistently one of the Top 10
Highest   Yielding   Government-Only   Money   Funds;   ranked  #3  this   week.

                   Government-Only Money Funds Average 4.73%


 RANK                FUND                          YIELD       STATE TAX FREE
 ----      --------------------------------        -----     ------------------
   1       Strategist Money Market Fund            5.41      Status Unavailable
   2       Vanguard Admiral/U.S. Treas. MMP        5.27            YES
   3       United Services Govt. Secs. Svgs.       5.25            YES
   4       Vanguard MMR/Federal Port               5.25             NO
   5       Dreyfus BASIC U.S. Government           5.24             NO
           MMF
   6       Kemper Government Money Fund            5.22             NO
   7       Monetta Government MMF                  5.20            YES
   8       John Hancock U.S. Govt. Cash Res.       5.19             NO
   9       Fidelity Spartan U.S. Govt. MMF         5.18             NO
  10       Nations Government MMF/Trust            5.15             NO


Did You Know that the U.S. Government Securities Savings Fund offers:

                 X State Tax Free Income
                 X 24 Hour Account Information
                 X Free Check Writing Privileges
                 X Consistent Superior Performance

----------
The U.S. Government Securities Savings Fund was ranked #1 out of 69 government money market funds by Lipper Analytical Services for the 5 year period and #6 out of 110 for the one-year period ending 12/31/95. The Fund is managed to maintain a stable $1 per share value; however, there is no assurance it will be able to do so. This is not a solicitation for any funds listed herein other than United Services Funds. The Advisor of the Fund has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until 6/30/97, or until such later date as the Advisor determines. In accordance with SEC guidelines, capital gains or losses are excluded from yield calculations. The Fund's Advisor subsidized certain Fund expenses, enhancing the yield (or total return) by approximately 0.15%. A monthly small account fee will apply if your balance falls below the $1,000 minimum. Money market funds are not sponsored nor guaranteed by the U.S. government, nor deposits of nor endorsed by any bank, nor insured by the FDIC nor any other agency. However, the securities it invests in are. For a free prospectus containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing. Past performance is no guarantee of future results.

                           U.S. GLOBAL INVESTORS, INC.

FOR MORE INFORMATION, PLEASE CONTACT JOHANNA THORNBLAD AT 210/308-1237 OR STEPHANIE LINKOUS AT 210/308-1214.